                                                                EXHIBIT 10.32


                               FIRST AMENDMENT TO
                     AMENDED AND RESTATED CREDIT AGREEMENT


         THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT ("AMENDMENT") is entered into as of July 29, 1994, among CRSS INC., a Delaware Corporation ("BORROWER"), NationsBank of Texas, N.A., a national banking association ("NATIONSBANK"), Texas Commerce Bank National Association, a national banking association, and First Interstate Bank of Texas, N.A., a national banking association (collectively, the "LENDERS"), and NationsBank as agent for itself and the other Lenders ("AGENT"). Terms not defined in this Amendment have the meaning given such terms in the Credit Agreement (defined below).


                                    RECITALS


         A. Borrower, Lenders, Agent, and ABN AMRO Bank N.V. executed an Amended and Restated Credit Agreement dated as of January 18, 1994 (the "CREDIT AGREEMENT").

         B. On July 14, 1994, Agent, Lenders, and ABN AMRO Bank, N.V. gave their written consent to (a) the sale by CRSS Services, Inc. of 100% of the stock of its direct subsidiary, CRSS Architects, Inc., and (b) the sale of the "Peace Shield Project."

         C. Borrower is currently negotiating, and anticipates the successful completion of those negotiations, to sell (a) substantially all of the assets of CRSS Services, Inc. and CRS Sirrine Engineers, Inc., including the sale of the stock of CRSS Constructors, Inc., to Jacobs Engineering and (b) all of Borrower's interest in NaTec Resources, Inc.

         D. In connection with these anticipated sales, Borrower has requested various modifications to the Credit Agreement and Lenders are willing to agree to such modifications subject to the terms and conditions set forth in this Amendment.

         NOW, THEREFORE, in consideration of the premises set out in this Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agree as follows:

         1.      Applicable Margin.  The definition of "Applicable Margin" in
Section 1.1 of the Credit Agreement is amended to read as follows:

                 "Applicable Margin means 0.00% in the case of Base Rate Borrowings and 1.50% in the case of LIBOR Rate Borrowings."

         2. Applicable Percentage. The definition of "Applicable Percentage" in Section 1.1 of the Credit Agreement is deleted in its entirety.

         3. Guarantors. The definition of "Guarantor" in Section 1.1 of the Credit Agreement is amended to read as follows:

                 "GUARANTOR means each Subsidiary listed as a Guarantor on
                 Schedule 7.12 and any other Subsidiary which Borrower designates as a Guarantor and which executes a Guaranty."

         4.      Existing LCs.  The following definition is added to Section
                 1.1 of the Credit Agreement:

                 "Existing LCs means the LCs listed on Schedule 3."

         5.      Permitted Debt.  The following definition is added to Section
                 1.1 of the Credit Agreement:

                 "Permitted Debt means the Obligation and the Debt listed on
                 Schedule 8.4."

         6.      Restricted Subsidiary.  The following definition is added to
                 Section 1.1 of the Credit Agreement:

                 "Restricted Subsidiary means each entity listed as a Restricted Subsidiary on Schedule 7.12 and any Subsidiary which is not a Guarantor."

         7. Pro Rata Part. The definitions of "Pro Rata" and "Pro Rata Part" in Section 1.1 of the Credit Agreement are amended to read as follows:

                 "Pro Rata and Pro Rata Part mean, when determined for any Lender (a) if any Principal Debt is outstanding, the proportion that the Principal Debt owed to it bears to the aggregate Principal Debt owed to all Lenders, (b) if no Principal Debt is outstanding, but any LC is outstanding, the proportion that such Lender's LC Exposure bears to the aggregate Lenders' LC Exposure, (c) if both Principal Debt and any LC are outstanding, the proportion that (i) the sum of the Principal Debt owed to such Lender plus such Lender's LC Exposure, bears to (ii) the sum of the aggregate Principal Debt owed to all Lenders and the aggregate LC Exposure of all Lenders, and (d) if no Principal Debt or LCs are outstanding, the proportion that such Lender's Committed Sum bears to the Total Commitment."

         8.      Termination Date.  The definition of "Termination Date" in
                 Section 1.1 of the Credit Agreement is amended to read as follows:

                 "Termination Date means the earlier of (a) December 30, 1994, and (b) the effective date that Lenders' commitments to lend under this Agreement are otherwise cancelled or terminated in accordance with this Agreement."

         9. LC Subfacility. The second sentence of Section 2.3(a) of the Credit Agreement is amended to read as follows:

                 "When determined, the Commitment Usage may not exceed the Total Commitment."

         10. Credit Facility. Section 2.1 of the Credit Agreement shall be deleted in its entirety and replaced with the following:

                 "2.1     Credit Facility.  Subject to the provisions in the
                 Loan Papers, each Lender severally and not jointly agrees to lend to Borrower its Commitment Percentage of one or more Borrowings, which Borrower may borrow, repay, and reborrow under this Agreement. Borrowings are subject to the following conditions:

                          (a) Each Borrowing must occur on a Business Day and no later than the Business Day immediately preceding the Termination Date;

                          (b) Each Borrowing must be in an amount not less than (i) $500,000 or a greater integral multiple of $100,000 (if a Base Rate Borrowing), or (ii) $2,000,000 or a greater integral multiple of $500,000 (if a LIBOR Rate Borrowing);

                          (c) When determined, the Commitment Usage (i) may not exceed the Total Commitment, and (ii) for any Lender may not exceed such Lender's Committed Sum; and

                          (d) Each Borrowing may only be used to fund draws under Existing LCs. Notwithstanding the foregoing to the contrary, $5,000,000 of the Total Commitment in effect from time-to-time, may be used for general corporate purposes."

         11. Reduction of Commitment. Section 2.4 of the Credit Agreement shall be deleted in its entirety and replaced with the following:

                 "2.4     Reduction or Termination. Without premium or penalty,
                 and upon giving at least three Business Days' prior written and irrevocable notice to Agent, Borrower may terminate all or part of the unused portion of the Total Commitment. Each partial termination must be in an amount of not less than $5,000,000 or a greater integral multiple of $1,000,000, and shall be Pro Rata among all Lenders. Once terminated, the Committed Sum may not be increased. The Total Commitment shall be automatically reduced (without further action by any such Person) (a) upon the cancellation (without having been drawn upon and funded by a Borrowing) or expiration (unless Lenders consent to renewal) of any Existing LC, by the amount of such Existing LC, and (b) upon any repayment or prepayment of Principal Debt funded under a Borrowing used to fund draws under Existing LCs, by the amount of such repayment or prepayment."

         12. Interest Options. The last sentence of Section 3.3 of the Credit Agreement is amended to read as follows:

                 "Each change in the Base Rate or Maximum Rate is effective, without notice to Borrower or any other Person, upon the effective date of change."

         13. Extension of Termination Date. Section 3.19 of the Credit Agreement is deleted in its entirety.

         14.     LC Fees.

                 (a) clause (b)(i) of Section 4.3 of the Credit Agreement is amended to read as follows:

                          "(b)(i) 1.375%, multiplied by"

                 (b) The last sentence of Section 4.3 of the Credit Agreement is amended to read as follows:

                 "Of the aggregate fee payment per LC issued on or after July 29, 1994, Agent shall retain for its own account the greater of $350 or the first 1/8% of the fee, and shall promptly distribute to each Lender its Commitment Percentage of the remainder."

         15. Facility Fee. Sections 4.4 and 4.5 of the Credit Agreement are deleted in their entirety and replaced with the following:

                 "4.4 Facility Fee. Borrower shall pay to Agent (who shall promptly distribute to each Lender its Commitment Percentage thereof) a commitment fee, payable in arrears on September 30, 1994, December 30, 1994, and on the Termination Date, equal to 0.37% per annum and calculated on an amount equal to the then-existing Total Commitment."

         16. Subsidiaries. Section 7.12 of the Credit Agreement is deleted in its entirety and replaced by the following:

                 "7.12.   Subsidiaries.  Borrower may create new Subsidiaries
                 (whether as a result of acquisition, creation, or otherwise) and shall designate each new Subsidiary as either a Guarantor or a Restricted Subsidiary. Borrower shall notify Agent (in writing) of its creation and designation of each new Subsidiary. Borrower shall cause each of its Subsidiaries that becomes a Guarantor to execute and deliver a Guaranty within ten (10) days after becoming a Guarantor."

         17. Contingent Collateral. A new Section 7.15 is added to the Credit Agreement as follows:

                 "7.15 Contingent Collateral. If the Principal Debt ever exceeds $15,000,000, Borrower shall immediately pledge the stock of CRSS Capital, Inc. to Agent for the benefit of Lenders upon such terms as shall be satisfactory to Lenders."

         18. Debt. Section 8.4 of the Credit Agreement is amended to read as follows:

                 "8.4     Debt.  Borrower may not permit any Company to create,
                 incur, or suffer to exist any Debt (other than the Permitted
                 Debt) arising on or after July 29, 1994."

         19.     Investments.

                 (a) Section 8.8(e) of the Credit Agreement is amended to read as follows:

                          "(e) investments by Borrower or any Company in, and advances by Borrower or any Company to, any Guarantor."

                 (b) Section 8.8(h) of the Credit Agreement is amended to read as follows:

                          "(h) other investments (including investments in, and advances to, non-wholly-owned Affiliates of Borrower) existing as of July 29, 1994, and described in Borrower's Form 10-Q for its fiscal quarter ended March 31, 1994;"

                 (c) Sections 8.8(j) and 8.8(k) of the Credit Agreement are deleted in their entirety and replaced with the following:

                          "(j) the proposed Naheola equity purchase previously described by Borrower to Lenders, so long as the consummation of such purchase does not violate any other provision of this Agreement."

                 (d) Section 8.8(l) of the Credit Agreement is re-numbered to become Section 8.8(k) and is amended to read as follows:

                 "(k) as long as no Default or Potential Default exists, other investments (including investments in Restricted Subsidiaries) made after July 29, 1994, aggregating no more than $5,000,000 (provided, however, that such amount shall be reduced by amounts paid in connection with treasury stock purchases)."

         20. Dividends and Distributions. The following sentence is added to the beginning of Section 8.9 of the Credit Agreement:

                 "Notwithstanding any contrary provision in any Loan Paper, neither Borrower nor any Company may declare any Distribution to any Restricted Subsidiary."

         21. Cash Flow Coverage. The text of Section 9.1 of the Credit Agreement is deleted in its entirety and replaced with the word "[Reserved]".

         22. Schedules. Schedule 1 to the Credit Agreement is amended to reflect, among other changes, the deletion of ABN AMRO Bank, N.V. as a Lender under the Credit Agreement and is replaced with the new Schedule 1 attached to this Amendment.
                 Schedules 2, 6.2, and 6.3 to the Credit Agreement are replaced with the new Schedules attached to this Amendment.
                 Schedules 3 and 7.12 attached to this Amendment shall become Schedules to the Credit Agreement.

         23.     Conditions.  This Amendment shall not be effective until

                 (a) it has been duly executed and delivered by Borrower, Agent, each Lender;

                 (b) Borrower has delivered to Agent a new Note for each Lender, substantially in the form of Exhibit A to the Credit Agreement, in the amount of such Lender's new Committed Sum (as shown on Schedule 1 hereto);

                 (c) any Subsidiary designated as a Guarantor which has not previously executed a Guaranty, has executed and delivered a Guaranty to Agent; and

                 (d) Borrower has delivered to Agent such other documents as Agent may reasonably request.

         24. Partial Release of Guaranty. Lenders hereby release the following Companies from any liability under that certain Guaranty dated as of January 18, 1994 (the "GUARANTY"), delivered to Agent and Lenders pursuant to the Credit Agreement: CRSS Architects, Inc. and CRSS Constructors, Inc. The Guarantors not released by this Amendment covenant and agree that the Guaranty continues to be binding upon them and inures to the benefit of Agent and Lenders and their respective successors and assigns.

         25. Representations and Warranties. Borrower hereby represents and warrants to Lender that the execution and delivery of this Amendment has been authorized by all requisite corporate action on the part of Borrower and will not violate its organizational documents. Borrower further represents and warrants to Lender that (a) the representations and warranties in each Loan Paper (as affected by this Amendment) to which it is a party are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof (except to the extent that (i) such representations and warranties speak to a specific date or (ii) the facts on which such representations and warranties are based have been changed by transactions contemplated by the Credit Agreement), and (b) Borrower is in full compliance with all covenants and agreements contained in each Loan Paper (as affected by this Amendment) to which it is a party.

         26. Miscellaneous. This Amendment is a Loan Paper, and, therefore, this Amendment is subject to the applicable provisions of Section 13 of the Credit Agreement, all of which are incorporated herein by reference the same as if set forth herein verbatim. Except as affected by this Amendment, the Loan Papers are unchanged and continue in full force and effect. This Amendment shall be binding upon and inure to the benefit of each of the undersigned and their respective successors and permitted assigns.


                    [Remainder of page intentionally left blank.
                     Signatures on immediately following pages]

         EXECUTED AS OF THE DATE FIRST WRITTEN ABOVE.

NATIONSBANK OF TEXAS, N.A.,                   CRSS INC.
as Agent and a Lender


By:  /s/ BOYD P. GENTRY                          /s/ WILLIAM J. GARDINER
   ______________________________             By:_____________________________
         Boyd P. Gentry,                             William J. Gardiner
         Senior Vice President                       Senior Vice President

TEXAS COMMERCE BANK
NATIONAL ASSOCIATION,


By:  /s/ CURT KARGES
   ______________________________
         Curt Karges,
         Senior Vice President


FIRST INTERSTATE BANK OF TEXAS, N.A.


By:  /s/ RANDALL L. WALKER
   ______________________________
         Randall L. Walker
         Vice President


CONSENTED AND AGREED TO:

CRSS SERVICES, INC.
CRS  SIRRINE ENGINEERS, INC.                       CRSS CAPITAL, INC.

By:  /s/ WILLIAM J. GARDINER                     /s/ WILLIAM J. GARDINER
   ______________________________             By:_____________________________
         William J. Gardiner                         William J. Gardiner
         Vice President                              Senior Vice President
         of each of the above Companies



CRSS CONSTRUCTORS INTERNATIONAL, INC.

By:  /s/ JOHN ST. WRBA
   __________________________________
         John St. Wrba
         Vice President and Treasurer

                                   SCHEDULE 1
                             (As of July 29, 1994)

             PARTIES; ADDRESSES; COMMITTED SUMS; WIRING INFORMATION

Borrower and other Companies

CRSS Inc.
1177 West Loop South, Suite 800
Houston, Texas  22427
Attn:    Charles Vetters
FAX:     713/623-8051


Each other Company
c/o CRSS Inc.


Agent

NationsBank of Texas, N.A.
700 Louisiana
P.O. Box 2518
Houston, Texas  77252-2518
Attn:    Boyd P. Gentry
         Senior Vice President
FAX:     713/247-6719

copy to:

Johnson & Wortley, P.C.
1001 Fannin Street, Suite 1200
Houston, Texas  77002
Attn:    F. Walter Bistline, Jr.
FAX:     713/752-3788

                               Wiring Information

CRSS INC.

         Location of account: Texas Commerce Bank National Association ABA #: 113000609
         Account No.:  0010-013-0310


NATIONSBANK OF TEXAS, N.A.

         Location of account: NationsBank of Texas, N.A. (Dallas, Texas) ABA #: 111000025
         Attention:  Commercial Loans FTA Acct. #0180019828 (ref. CRSS)


TEXAS COMMERCE BANK NATIONAL ASSOCIATION

         Location of account: Texas Commerce Bank National Association (Houston, Texas)
         ABA #:  113000609
         Account No.:  Loan Operations Clearing Account #13681


FIRST INTERSTATE BANK OF TEXAS, N.A.

         Location of account: First Interstate Bank of Texas, N.A. (Houston, Texas)
         ABA #:  113001064
         Credit to Commercial Loan No. 18519606
         Attention:  Debbie Van Ness
         Reference:  CRSS Inc.

Lenders                                    Committed Sums
- - -------                                    --------------
NationsBank of Texas, N.A.                 $14,450,176.74
700 Louisiana
P.O. Box 2518
Houston, Texas  77252-2518
Attn:    Boyd P. Gentry
         Senior Vice President
FAX:     713/247-6719


Texas Commerce Bank National Association   $13,036,572.50
712 Main Street, 5th Floor
Houston, Texas  77002
Attn:    Curt Karges
         Senior Vice President
FAX:     713/236-6004


First Interstate Bank of Texas, N.A.       $11,780,035.39
1000 Louisiana, 3rd Floor
Houston, Texas  77002
Attn:    Randall L. Walker,
         Vice President
FAX:     713/250-7029

                                           ______________
                                           $39,266,784.63

                                   SCHEDULE 2

                               MATERIAL COMPANIES


                                   CRSS Inc.
                              CRSS Services, Inc.
                          CRS Sirrine Engineers, Inc.
                               CRSS Capital, Inc.

                                   SCHEDULE 3

                                  EXISTING LCS

                                                                                       BENEFICIARY/
   L/C#                 $AMOUNT              EXPIRY            AUTORENEW               DESCRIPTION
A)  CRSS Inc.
      related:

  128459              $   500,000.00       30-Jun-95              Yes            National Union Fire
  136473               23,220,000.00        1-Nov-94              No             Hydra-Co/Lakewood
            ------------------------
   SUBTOTAL           $23,720,000.00
            ------------------------

B)  CRSS Capital,
      Inc. related:

  128457              $   498,000.00        1-Jul-95              Yes            Fuji Bank/Westwood
  128462                4,000,000.00       22-Jan-95              Yes            State Street/Viking
  133358                1,150,000.00       15-Nov-94              Yes            Bonneville Power
  140634                1,150,000.00        7-Jul-95              Yes            Bonneville Power
            ------------------------
   SUBTOTAL           $ 6,798,000.00
            ------------------------

C)  CRSS Engineers,
      Inc. related:
  132090              $ 1,000,000.00        1-Sep-94              Yes            Applied Materials
  129063                   61,813.19       24-Nov-94              No             Jubail & Yanbu
  129064                   54,937.84       19-Nov-94              No             Jubail & Yanbu
            ------------------------
   SUBTOTAL           $ 1,116,751.03
            ------------------------


D)  NATEC related:
  128464              $   150,750.00       31-Mar-95              Yes            Colorado National
  128465                    8,680.00       31-May-95              Yes            Colorado Mined
  128466                1,656,012.00       31-Aug-95              Yes            Colorado Mined
  128468                  816,611.60       31-Mar-95              Yes            White River Electric
            ------------------------
   SUBTOTAL           $ 2,632,033.60
            ------------------------

      TOTAL           $34,266,784.63
            ========================

                                  SCHEDULE 6.2

                  JURISDICTIONS OF INCORPORATION AND BUSINESS


                                           INCORPORATED
COMPANY                                   OR ORGANIZED IN:                              DOES BUSINESS IN:
- - -------                                   ----------------                              -----------------
CRSS Inc.                                  Delaware                                     Alabama
                                                                                        Arizona
                                                                                        California
                                                                                        Colorado
                                                                                        Connecticut
                                                                                        Delaware
                                                                                        Florida
                                                                                        Georgia
                                                                                        Illinois
                                                                                        Indiana
                                                                                        Maine
                                                                                        Maryland
                                                                                        Massachusetts
                                                                                        Michigan
                                                                                        Minnesota
                                                                                        Mississippi
                                                                                        Missouri
                                                                                        New Jersey
                                                                                        New Mexico
                                                                                        New York
                                                                                        North Carolina
                                                                                        Ohio
                                                                                        Oregon
                                                                                        Pennsylvania
                                                                                        South Carolina
                                                                                        Tennessee
                                                                                        Texas (*, **)
                                                                                        Virginia
                                                                                        Washington
                                                                                        Wisconsin
                                                                                        Wyoming
                                                                                        Washington, D.C.
                                                                                        Puerto Rico

                                             INCORPORATED
COMPANY                                    OR ORGANIZED IN:                             DOES BUSINESS IN:
- - -------                                    ----------------                             -----------------
CRS Sirrine Engineers, Inc.***             South Carolina                               Alabama
                                                                                        Arizona
                                                                                        Arkansas
                                                                                        California
                                                                                        Colorado
                                                                                        Connecticut
                                                                                        Florida
                                                                                        Georgia
                                                                                        Idaho
                                                                                        Indiana
                                                                                        Kentucky
                                                                                        Louisiana
                                                                                        Maine
                                                                                        Maryland
                                                                                        Massachusetts
                                                                                        Michigan
                                                                                        Minnesota
                                                                                        Mississippi
                                                                                        Missouri
                                                                                        New Jersey
                                                                                        New Mexico
                                                                                        North Carolina
                                                                                        Ohio
                                                                                        Oklahoma
                                                                                        Oregon
                                                                                        Pennsylvania
                                                                                        South Carolina (*, **)
                                                                                        Tennessee
                                                                                        Texas
                                                                                        Virginia
                                                                                        Washington
                                                                                        West Virginia
                                                                                        Wisconsin
                                                                                        Wyoming
                                                                                        Puerto Rico
                                                                                        Ontario
                                                                                        British Columbia

                                            INCORPORATED
COMPANY                                    OR ORGANIZED IN:                             DOES BUSINESS IN:
- - -------                                    ----------------                             -----------------
CRSS Constructors, Inc.***                 Delaware                                     Alabama
                                                                                        Arizona
                                                                                        Arkansas
                                                                                        California
                                                                                        Colorado (*)
                                                                                        Delaware
                                                                                        Florida
                                                                                        Georgia
                                                                                        Illinois
                                                                                        Indiana
                                                                                        Iowa
                                                                                        Kansas
                                                                                        Maine
                                                                                        Maryland
                                                                                        Massachusetts
                                                                                        Michigan
                                                                                        Minnesota
                                                                                        Missouri
                                                                                        Montana
                                                                                        Nebraska
                                                                                        Nevada
                                                                                        New Jersey
                                                                                        New Mexico
                                                                                        New York
                                                                                        North Carolina
                                                                                        North Dakota
                                                                                        Ohio
                                                                                        Oklahoma
                                                                                        Oregon
                                                                                        Pennsylvania
                                                                                        South Carolina
                                                                                        Tennessee
                                                                                        Texas (**)
                                                                                        Utah
                                                                                        Virginia
                                                                                        Washington
                                                                                        Wisconsin
                                                                                        Wyoming
                                                                                        Washington, D.C.

CRSS Services, Inc.***                     Delaware                                     Delaware
                                                                                        North Carolina
                                                                                        South Carolina (*, **)
                                                                                        Texas

                                             INCORPORATED
COMPANY                                    OR ORGANIZED IN:                             DOES BUSINESS IN:
- - -------                                    ----------------                             -----------------
CRSS Capital, Inc.                         Delaware                                     Delaware
                                                                                        South Carolina
                                                                                        Texas (*, **)

CRSS Constructors International, Inc.      Delaware                                     Texas (*, **)





  *      Indicates state in which principal place of business is located.

 **      Indicates state in which chief executive office is located.

***      Sale negotiations pending.

                                                                  SCHEDULE 6.3

                              CORPORATE STRUCTURE

        PARENT                                          SUBSIDIARY                                % OWNERSHIP
        ------                                          ----------                                -----------
CRSS Inc.                                       CRSS Capital, Inc.                                    100%
                                                CRSS Services, Inc.                                   100%


CRSS Services, Inc.                             CRS Sirrine Engineers, Inc.                           100%
                                                CRSS Architects, Inc.                                 100%
                                                CRSS Constructors International, Inc.                 100%


CRSS Constructors International, Inc.           CRSS Constructors, Inc.                               100%

CRSS Capital, Inc.                              See schematic drawing on second page following.





                 See also schematic drawings on next two pages.

                         CRSS INC. CORPORATE STRUCTURE





                                  CRSS INC.



100%                                                                     100%


CRSS SERVICES, INC. *                                        CRSS CAPITAL, INC.



           100%

                            CRS SIRRINE ENGINEERS, INC. *



           100%

                            CRSS CONSTRUCTORS INTERNATIONAL, INC.

                                                   100%


                              CRSS CONSTRUCTORS, INC.   *





  *   Sale negotiations pending.

                    CRSS CAPITAL, INC. CORPORATE STRUCTURE






        This page describes, in a graphic format, the flow chart of the Corporate Structure of CRSS Capital, Inc.

                                                                   SCHEDULE 7.12

                                   GUARANTORS

                              CRSS Services, Inc.
                          CRS Sirrine Engineers, Inc.
                               CRSS Capital, Inc.


                            RESTRICTED SUBSIDIARIES

Viking Energy Corporation
E.F. Viking, Inc.
CRSS Northumberland, Inc.
         Viking Energy of Northumberland Limited Partnership Viking Energy of Northumberland, Inc.
         Viking Energy of Northumberland Limited Partnership EFV Northumberland, Inc.
         Viking Energy of Northumberland Limited Partnership
                 Viking Energy Capital Corporation, Inc.
CRSS McBain, Inc.
         Viking Energy of McBain Limited Partnership
Viking Energy of McBain, Inc.
         Viking Energy of McBain Limited Partnership
EFV McBain, Inc.
         Viking Energy of McBain Limited Partnership
                 Viking Energy Capital Corporation, Inc.
CRSS Lincoln, Inc.
         Viking Energy of Lincoln Limited Partnership
Viking Energy of Lincoln, Inc.
         Viking Energy of Lincoln Limited Partnership
EFV Lincoln, Inc.
         Viking Energy of Lincoln Limited Partnership
                 Viking Energy Capital Corporation, Inc.
CRSS Hopewell Operations, Inc.
CRSS Viking Operations, Inc.
Chehalls Power, Inc.
CRSS Capital Cogeneration, Inc.
CRSS Capital Funding Corp., Inc.
CRSS Power Marketing, Inc.
CRSS Energy, Inc.
Naheola Power, Inc.
         Capital Naheola Limited Partnership
CRSS Naheola, Inc.
         Capital Naheola Limited Partnership
                 Naheola Cogeneration Limited Partnership
Capital Naheola Cogenerators, Inc.
                 Naheola Cogeneration Limited Partnership
Naheola Cogeneration, Inc.
                 Naheola Cogeneration Limited Partnership
CRSS Hopewell Cogeneration, Inc.
         Hopewell Cogeneration Limited Partnership

Hopewell Cogeneration, Inc.
         Hopewell Cogeneration Limited Partnership
Capital Appomattox, Inc.
         Appomattox Cogeneration Limited Partnership
Appomattox Cogeneration, Inc.
         Appomattox Cogeneration Limited Partnership
CRSS Westwood, Inc.
         Westwood Energy Properties Limited Partnership

                                                                   SCHEDULE 8.4

                                 PERMITTED DEBT


         1. Debt arising from endorsing negotiable instruments for collection in the ordinary course of business.

         2.      Capital Leases.

         3. Current liabilities incurred in the ordinary course of business.

         4.      Purchase money Debt.

         5. Trade payables that are for goods furnished or services rendered in the ordinary course of business and that are payable in accordance with customary trade terms.

         6. LC No. 127LCS8217 issued by Bank of Tokyo Trust in the amount of $5,025,000.

         7. LC No. SLCDC 3896 issued by Bank of Montreal in the amount of $2,308,444.

         8. Debt which is non-recourse to Borrower, Guarantors, or any of their respective assets.